Exhibit 99.2
MOMENTUM—Pemvidutide Phase 2 Obesity Trial Topline Week 48 Results NASDAQ: ALT 30 November 2023

Forward-looking statements Safe-Harbor Statement This presentation has been prepared by Altimmune, Inc. ("we," "us," "our," "Altimmune" or the "Company") and includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, including without limitation, the timing of key milestones for our clinical assets, the results of the Phase 2 obesity clinical trial of pemvidutide, the performance of our drug candidates in ongoing and future clinical trials and the prospects for regulatory approval, commercializing or selling any product or drug candidates. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to the Company may identify forward-looking statements. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Important factors that may cause actual results to differ materially from the results discussed in the forward looking statements or historical experience include risks and uncertainties, including risks such as delays in regulatory review, manufacturing and supply chain interruptions, access to clinical sites, enrollment, adverse effects on healthcare systems and disruption of the global economy; the impact subject baseline characteristics, including body weight, on the success of future trials; the reliability of the results of studies relating to human safety and possible adverse effects resulting from the administration of the Company’s product candidates; the Company’s ability to manufacture clinical trial materials on the timelines anticipated; and the success of future product advancements, including the success of future clinical trials. Further information on the factors and risks that could affect the Company's business, financial conditions and results of operations are contained in the Company’s filings with the U.S. Securities and Exchange Commission, including under the heading “Risk Factors” in the Company’s latest annual report on Form 10-K and our other filings with the SEC, which are available at www.sec.gov. 2

MOMENTUM Trial • Phase 2, 48-week trial of pemvidutide, a balanced (1:1) GLP-1/glucagon dual receptor agonist, in 391 subjects with overweight or obesity • Randomized 1:1:1:1 to 1 of 4 treatment arms, stratified by gender and baseline BMI, with standard lifestyle interventions • No or rapid (4 week) dose titration; dose reduction due to intolerability was not allowed 0. 6 1.8 placebo weekly 1.8 mg weekly 2.4 mg weekly 1.2 mg weekly 4-week titration Week 48 Screening Randomization 0.6 1.2 1.8 1.8 3

Study Population—Key Eligibility Criteria • Men and women ages 18-75 years • BMI ≥ 30 kg/m2 or BMI ≥ 27 kg/m2 with at least one obesity-related comorbidity - History of cardiovascular disease - Hypertension - Dyslipidemia - Pre-diabetes - Obstructive sleep apnea • Non-diabetes: HbA1c ≤ 6.5% and fasting glucose ≤ 125 mg/dL • At least one unsuccessful weight loss attempt • A minimum of approximately 25% of subjects were to be male 4

Study Endpoints Efficacy • Primary endpoint • Relative change from baseline in body weight (%) • Key secondary endpoints • Proportions (%) of subjects achieving weight loss of ≥ 5%, ≥ 10%, ≥ 15% and ≥ 20% body weight • Change from baseline in serum lipids and blood pressure Safety • Adverse events (AEs) • Serious AEs • Adverse Events of Special Interest (AESI) • Cardiac AEs and Major Adverse Cardiac Events (MACE) • Heart rate • Glucose homeostasis Tolerability • AEs leading to discontinuation • Gastrointestinal (GI) AEs 5

Disposition of Subjects 391 randomized and dosed Placebo N=97 (100.0%) Pemvidutide 1.2 mg N=98 (100.0%) Pemvidutide 1.8 mg N=99 (100.0%) Pemvidutide 2.4 mg N=97 (100.0%) Completed study on study drug N=51 (52.6%) Completed study on study drug N=70 (71.4%) Completed study on study drug N=56 (57.7%) Completed study on study drug N=63 (63.6%) Completed study N=60 (61.9%) Completed study N=76 (77.6%) Completed study N=68 (70.1%) Completed study N=74 (74.7%) 6 74.1% of subjects receiving pemvidutide completed the study

Baseline Characteristics of Subjects 7 Characteristic Treatment Placebo (N=97) 1.2 mg (N=98) 1.8 mg (N=99) 2.4 mg (N=97) Age, years mean (SD) 50.3 (13.6) 49.6 (12.3) 50.1 (13.3) 48.5 (13.6) Gender female, N (%) 72 (74.2%) 75 (76.5%) 76 (76.8%) 74 (76.3%) Race White, N (%) 76 (78.4%) 86 (87.8%) 72 (72.7%) 77 (79.4%) African-American, N (%) 13 (13.4%) 8 (8.2%) 19 (19.2%) 16 (16.5%) Asian, N (%) 5 (5.2%) 1 (1.0%) 2 (2.0%) 0 (0.0%) Native or American Indian, N (%) 0 (0.0%) 0 (0.0%) 1 (1.0%) 0 (0.0%) Other, N (%) 3 (3.1%) 3 (3.1%) 5 (5.1%) 4 (4.1%) Ethnicity Hispanic, N (%) 19 (19.6%) 19 (19.4%) 18 (18.2%) 24 (24.7%) not Hispanic, N (%) 78 (80.4%) 77 (78.6%) 79 (79.8%) 73 (75.3%) not reported, N (%) 0 (0.0%) 2 (2.0%) 2 (2.0%) 0 (0.0%) BMI, kg/m2 mean (SD) 37.8 (7.2) 37.4 (6.1) 37.4 (7.4) 37.1 (5.9) Body weight, kg mean (SD) 105.7 (22.5) 104.5 (22.7) 103.8 (23.8) 104.0 (19.7) Blood pressure, mm Hg systolic, mean (SD) 122.2 (12.8) 121.6 (12.9) 124.0 (12.8) 124.7 (13.0) diastolic, mean (SD) 76.4 (8.1) 77.9 (7.5) 78.2 (7.6) 80.0 (7.7)

Weight Loss of 15.6% Achieved at Week 48 on 2.4 mg

MEAN WEIGHT LOSS OF 32.2 LBS AND MAXIMAL WEIGHT LOSS OF 87.1 LBS



Relative Weight Loss (%)
*** p < 0.001
vs. placebo
(MMRM)
LS Mean Weight Loss (% ± SE)
0
-5
-10
-15
-20
-2.2%
-10.3%
***
-11.2%
***
-15.6%
***
placebo
N=97
1.2 mg
N=98
1.8 mg
N=99
2.4 mg
N=97
pemvidutide



Absolute Weight Loss (lbs)
*** p < 0.001
vs. placebo
(MMRM)
LS Mean Weight Loss (lb ± SE)
0
-10
-20
-30
-40
-3.5
-20.1
***
-20.7
***
-32.2
***
placebo
N=97
1.2 mg
N=98
1.8 mg
N=99
2.4 mg
N=97
pemvidutide

8

MMRM, mixed model for repeated measures

altimmune

Weight Loss Continuing at Week 48 9 • Near linear trajectory of weight loss on 2.4 mg at 48 weeks • Greater weight loss could potentially be realized with longer durations of treatment Relative Weight Loss (%) MMRM, mixed model for repeated measures

Majority of Subjects Lost ≥ 15% Body Weight on 2.4 mg ** p < 0.005 *** p < 0.001 **** p < 0.0001 vs. placebo (CMH) 10 CMH, Cochran–Mantel–Haenszel ≥5% Weight Loss ≥10% Weight Loss ≥20% Weight Loss ≥15% Weight Loss

Robust Weight Loss at All Pemvidutide Doses O V E R 3 0 % O F S U B J E C T S L O S T 2 0 % O R M O R E B O D Y W E I G H T O N 2 . 4 M G 11

Significant Reductions in BMI at Week 48 12 • 49% of subjects on 2.4 mg realized a 1-class reduction in BMI • 29% of subjects on 2.4 mg realized a 2-class reduction in BMI • 48% of subjects on 2.4 mg with baseline obesity no longer had obesity at the end of treatment BMI Classes Normal Over-weight Obesity Class 1 Obesity Class 2 Obesity Class 3 Mean BMI <25 25-30 30-35 35-40 > 40

Robust Reductions in Serum Lipids at Week 48 13 * p < 0.05 ** p < 0.005 *** p < 0.001 vs. placebo (ANCOVA) ANCOVA, analysis of covariance

Greater Reductions in Triglycerides, Total and LDL Cholesterol in Subjects with Elevated Baseline Levels 14 * p < 0.05 ** p < 0.005 *** p < 0.001 vs. placebo (ANCOVA) ANCOVA, analysis of covariance

Glucose Homeostasis Maintained 15

Improvements in Blood Pressure without Clinically Meaningful Increases in Heart Rate at Week 48 Blood Pressure 16 Blood Pressure Heart Rate Heart Rate MMRM, mixed model for repeated measures

• Only 1 drug-related SAE of vomiting • No AESI or MACE events • No imbalances in cardiac AEs across treatment groups Overview of Adverse Events (AEs) Characteristic Treatment Placebo (N=97) 1.2 mg (N=98) 1.8 mg (N=99) 2.4 mg (N=97) SAEs related to study drug N (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 1 (1.0%) AEs leading to study drug discontinuation All AEs leading to discontinuation N (%) 6 (6.2%) 5 (5.1%) 19 (19.2%) 19 (19.6%) Drug-related AEs leading to discontinuation N (%) 2 (2.1%) 4 (4.1%) 16 (16.2%) 15 (15.5%) Gastrointestinal (GI) AEs—mainly mild to moderate Nausea N (%) 11 (11.3%) 25 (25.5%) 59 (59.6%) 50 (51.5%) Vomiting N (%) 3 (3.1%) 6 (6.1%) 27 (27.3%) 27 (27.8%) Diarrhea N (%) 5 (5.2%) 8 (8.2%) 10 (10.1%) 18 (18.6%) Constipation N (%) 8 (8.2%) 17 (17.3%) 13 (13.1%) 22 (22.7%) AEs of Special Interest (AESI) N (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) Major Adverse Cardiac Events (MACE) N (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) Cardiac AEs, including arrhythmias N (%) 4 (4.1%) 3 (3.1%) 4 (4.0%) 3 (3.1%) 17

MOMENTUM Trial—Week 48 Summary Efficacy • Robust mean weight loss of 15.6% on pemvidutide 2.4 mg at Week 48 • Mean and maximal weight losses of 32.2 lbs and 87.1 lbs, respectively, on 2.4 mg at Week 48 • Over 30% of subjects lost 20% or more body weight on 2.4 mg at Week 48 • Continued weight loss on 2.4 mg at Week 48—greater weight loss could potentially be achieved with longer duration of treatment • Substantial and clinically meaningful reductions in total cholesterol, LDL, triglycerides and blood pressure Safety and Tolerability • Gastrointestinal AEs, common to incretin-based agents, mainly mild to moderate in severity • No imbalance of cardiac AEs, including arrhythmias • No clinically meaningful increases in heart rate • Glucose homeostasis maintained 18

NASDAQ: ALT Questions pertaining to this presentation: Rich Eisenstadt, CFO reisenstadt@altimmune.com 19